EXHIBIT 10.3

SEVENTH OMNIBUS AMENDMENT
THIS SEVENTH OMNIBUS AMENDMENT, dated as of June 18, 2019 (the “Amendment”) is entered into among JARDEN RECEIVABLES, LLC (the “Borrower”), the Originators party hereto (the “Originators”), NEWELL BRANDS INC., as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Managing Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender (the “Issuing Lender”) and each Managing Agent party hereto.
W I T N E S S E T H :
WHEREAS, the Borrower, as borrower, the Servicer, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, the Issuing Lender, the Administrative Agent, and PNC Capital Markets, as Structuring Agent, have entered into that certain Loan and Servicing Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, the Borrower, as Buyer, and the Originators from time to time party thereto have entered into that certain Receivables Contribution and Sale Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”);
WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend certain provisions of the Loan Agreement and the Sale Agreement as described below; and
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Section 1.Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement, and if not defined therein, in the Sale Agreement.
Section 2.    Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement shall be and hereby is amended as follows:
(a)    The defined term “Facility Limit” appearing in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:
“Facility Limit” means $700,000,000, adjusted as necessary to give effect to the application of any Joinder Agreement, any reduction pursuant to Section 2.01(b) and any change in the amount of any Lender Group Limit.

(b)    Section 1.01 of the Loan Agreement is amended to insert the following new definitions in appropriate alphabetical order:
“Seventh Omnibus Amendment Effective Date” means June 18, 2019.
“Seventh Omnibus Amendment Excluded Receivables” means any Receivable originated (either before or after the Seventh Omnibus Amendment Effective Date) by Sunbeam Products, Inc., Graco Children’s Products Inc., Rubbermaid Incorporated, Ignite USA, LLC, Rubbermaid Commercial Products LLC, or Sanford, L.P. for which the Obligor is any of (i) Walmart Inc. or any of its affiliates, (ii) Sam’s West Inc. or any of its affiliates, (iii) Sam’s East, Inc. or any of its affiliates, (iv) Target Corporation or any of its affiliates, or (v) Amazon.com, Inc. or any of its affiliates.
(c)    The last sentence of Section 4.01(l) of the Loan Agreement is amended and restated to read as follows:
Except for (i) amounts owing to Newell Puerto Rico, Ltd. (which shall be electronically swept or otherwise transferred out of such Deposit Account within one (1) Business Day of being identified as such in accordance with Section 5.01(j)), (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Rawlings Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale or the Shakespeare Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively (which, in each case, shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports

Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, collections of accounts receivable relating to the Decor Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within ten (10) Business Days of being deposited therein), (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, collections of accounts receivable relating to the Tool Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (v) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (vi) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (vii) for a period not to exceed nine (9) months after the Seventh Omnibus Amendment Effective Date, collections of accounts receivable relating to the Seventh Omnibus Amendment Excluded Receivables (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), and (viii) amounts deposited in the Collection Account in error, so long as the Servicer withdraws such amounts as contemplated in Section 6.06, no funds other than the proceeds of Receivables are deposited to any Deposit Account.
(d)    Clause (2) of the second sentence of Section 5.01(j) of the Loan Agreement is amended and restated to read as follows:
(2) all amounts deposited into any Deposit Account to be identified as either Collections or non-Collections and all non-Collections, if any, to be identified (i) in the case of amounts owing to Newell Puerto Rico, Ltd., within four (4) days of being deposited therein, (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Rawlings Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale or the Shakespeare Business Sale, as applicable, in the case of collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (vi) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, (vii) for a period not to exceed nine (9) months after the Seventh Omnibus Amendment Effective Date, in the case of collections of accounts receivable relating to the Seventh Omnibus Amendment Excluded Receivables, within five (5) Business Days of being deposited therein, and (viii) in the case of all other amounts, within one (1) Business Day of being deposited therein.
(e)    Subsection (h) of Section 5.02 of the Loan Agreement is amended and restated to read as follows:
(h)    Collections. No Borrower Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Deposit Account cash or cash proceeds other than Collections and (i) amounts owing to Newell Puerto Rico, Ltd. in an amount not to exceed $2,000,000 in the aggregate in any calendar month, (ii) in each case, for a period not to exceed twenty-five (25) months (or, in the case of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Rawlings Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of such business by which collections of accounts receivable relating to such business shall no longer be deposited therein and (y) twenty-five (25) months) after consummation of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Shakespeare Business Sale, the Hearthmark Business Sale or the Rawlings Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Decor Business, the Tool Business, the Winter Sports Business, the Goody Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Shakespeare Business, the Hearthmark Business or the Rawlings Business, respectively, (iii) for a period not to exceed twelve (12) months after consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business, (iv) for a period not to exceed eighteen (18) months after consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business, (v) for a period not to exceed nine (9) months after the Seventh Omnibus Amendment Effective Date, collections of accounts receivable relating to the Seventh Omnibus Amendment Excluded Receivables, and (vi) amounts deposited in the Collection Account in error, in each case, so long as the Servicer withdraws such amounts as contemplated in Section 6.06. Except as provided in Section 5.01(j) hereof or as may be required by the Administrative Agent pursuant to the last sentence of Section 6.02(b), no Borrower Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Blocked Account Agreement.
(f)    The first sentence of Section 6.06 of the Loan Agreement is amended and restated to read as follows:
In the case of any remittances received in any Lock-Box or Deposit Account that shall have been identified to the satisfaction of, or determined by, the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall, as applicable, remit such items to the Person identified to, or determined by, it as being the owner of such remittances (i) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports

Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Rawlings Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, as applicable, in the case of collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, as applicable, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, (ii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (iv) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, (vi) for a period not to exceed nine (9) months after the Seventh Omnibus Amendment Effective Date, in the case of collections of accounts receivable relating to the Seventh Omnibus Amendment Excluded Receivables, within five (5) Business Days of being deposited therein, and (vii) in the case of all other amounts, within one (1) Business Day after such identification or determination.
(g)    Schedule I to the Loan Agreement shall be and hereby is amended and restated in its entirety as set forth on Exhibit A attached hereto.

Section 3.    Amendments to the Sale Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Sale Agreement shall be and hereby is amended as follows:
(a)    The last sentence of Section 2.1(l) of the Sale Agreement is amended and restated to read as follows:
Except for (i) amounts owing to Newell Puerto Rico, Ltd. (which shall be electronically swept or otherwise transferred out of such Deposit Account within four (4) Business Days of being identified as such in accordance with Section 4.1(i)), (ii) in each case, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business , the Miken Business, the Rawlings Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Rawlings Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, respectively, collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively (which, in each case, shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, collections of accounts receivable relating to the Decor Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within ten (10) Business Days of being deposited therein), (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, collections of accounts receivable relating to the Tool Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein, (v) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (vi) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (vii) for a period not to exceed nine (9) months after the Seventh Omnibus Amendment Effective Date, collections of accounts receivable relating to the Seventh Omnibus Amendment Excluded Receivables (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), and (viii) amounts deposited in any Deposit Account in error, no funds other than the proceeds of Receivables of such Originator are deposited to any Deposit Account of such Originator.
(b)    Clause (2) of the second sentence of Section 4.1(i) of the Sale Agreement is amended and restated to read as follows:
(2) all amounts deposited into any Deposit Account to be identified as either Collections or non-Collections and all non-Collections, if any, to be identified (i) in the case of amounts owing to Newell Puerto Rico, Ltd., within four (4) days of receipt or deposit, (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Rawlings Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, respectively, in the case of collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the

Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (vi) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, (vii) for a period not to exceed nine (9) months after the Seventh Omnibus Amendment Effective Date, in the case of collections of accounts receivable relating to the Seventh Omnibus Amendment Excluded Receivables, within five (5) Business Days of being deposited therein, and (viii) in the case of all other amounts, within one (1) Business Day of being deposited therein.
(c)    Subsection (f) of Section 4.2 of the Sale Agreement is amended and restated to read as follows:
(f) Collections. Except for (i) amounts owing to Newell Puerto Rico, Ltd. in an amount not to exceed $2,000,000 in the aggregate in any calendar month, (ii) in each case, for a period not to exceed twenty-five (25) months (or, in the case of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Rawlings Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of such business by which collections of accounts receivable relating to such business shall no longer be deposited therein and (y) twenty-five (25) months) after consummation of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Shakespeare Business Sale, the Hearthmark Business Sale or the Rawlings Business

Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Decor Business, the Tool Business, the Winter Sports Business, the Goody Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Shakespeare Business, the Hearthmark Business or the Rawlings Business, respectively, (iii) in each case, for a period not to exceed twelve (12) months after consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business (iv) for a period not to exceed eighteen (18) months after consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business, (v) for a period not to exceed nine (9) months after the Seventh Omnibus Amendment Effective Date, collections of accounts receivable relating to the Seventh Omnibus Amendment Excluded Receivables, and (vi) amounts deposited in the Collection Account in error, such Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Deposit Account cash or cash proceeds other than Collections. Except as provided under Section 4.1(i) or as may be required by the Administrative Agent, such Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Blocked Account Agreement.
(e)    Schedule D to the Sale Agreement shall be and hereby is amended and restated in its entirety as set forth on Exhibit B attached hereto.
Section 4.    Consent to Sale of Designated Receivables. Pursuant to Section 5.02(d) of the Loan Agreement, the Borrower shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security, Collections, Letter of Credit Collateral or other Collateral or upon or with respect to any Contract under which any Receivable arises (the “Sale Prohibition”). The Borrower has notified the Administrative Agent and each of the Managing Agents that it intends to sell all Seventh Omnibus Amendment Excluded Receivables to one or more of its Affiliates (the “Designated Receivables Sale”). Notwithstanding the Sale Prohibition or any provision of the Loan Agreement to the contrary, each of the Administrative Agent and each Managing Agent hereby consents to the Designated Receivables Sale so long as (i) such sale is for a purchase price at least equal to the Outstanding Balance of the Seventh Omnibus Amendment Excluded Receivables, (ii) such sale is made for cash; provided, however that any excess of the Outstanding Balance of a Seventh Omnibus Amendment Excluded Receivable over the fair market value with respect to such Seventh Omnibus Amendment Excluded Receivable shall be deemed to decrease the amount outstanding under the applicable Subordinated Note, (iii) such sale is without recourse to the Borrower, and (iv) such sale is conducted on an arm’s length basis and on material terms no less favorable to the Borrower and the Secured Parties than would be the case if the purchaser thereof was not an Affiliate of the Borrower.

Section 5.    Conditions to Amendment. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    The Borrower, each Originator, the Servicer, the Administrative Agent, the Issuing Lender and the Managing Agents party hereto shall have executed and delivered this Amendment.
(b)    The Administrative Agent shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.
(c)    The Administrative Agent shall have received a duly executed Reconveyance and Release Agreement (the “Reconveyance and Release Agreement”).
(d)    The Administrative Agent and each Managing Agent shall have received an updated Monthly Report giving effect to this Amendment and the release of the Released Assets as defined in the Reconveyance and Release Agreement.
(e)    The Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.
Section 6.    Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Loan Agreement and the Sale Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) the Borrower and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and the Sale Agreement, as applicable, to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement or the Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to such agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to such agreement as amended hereby.
Section 7.    Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 8.    Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations,

rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.
Section 9.    Notice of Reduction of Commitments. The Administrative Agent and each Managing Agent hereby acknowledge and agree that the amendment set forth in Section 2(a) above shall be in lieu of any notice required under Section 2.01(b) of the Loan Agreement, and each hereby waives the giving of such notice.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
JARDEN RECEIVABLES, LLC

BY: SUNBEAM PRODUCTS, INC.
ITS: MANAGER AND SOLE MEMBER
By: /s/ Bradford R. Turner
Name: Bradford R. Turner
Title: Chief Legal and Administrative Officer and Corporate Secretary

NEWELL BRANDS INC.,
as Servicer
By: /s/ Bradford R. Turner
Name: Bradford R. Turner
Title: Chief Legal and Administrative Officer and Corporate Secretary

SIGNATURE PAGE TO SEVENTH OMNIBUS AMENDMENT

THE ORIGINATORS:

BRK BRANDS, INC.
THE COLEMAN COMPANY, INC.
GRACO CHILDREN’S PRODUCTS INC.
IGNITE USA, LLC
MARMOT MOUNTAIN, LLC
NEWELL BRANDS INC.
RUBBERMAID COMMERCIAL PRODUCTS LLC
RUBBERMAID INCORPORATED
SANFORD, L.P.
SUNBEAM PRODUCTS, INC.
THE YANKEE CANDLE COMPANY, INC.
By: /s/ Bradford R. Turner
Name: Bradford R. Turner
Title: Chief Legal and Administrative Officer and Corporate Secretary

SIGNATURE PAGE TO SEVENTH OMNIBUS AMENDMENT

THE UNITED STATES PLAYING CARD COMPANY,
as an Originator

By:	/s/ Bradford R. Turner Name: Bradford R. Turner Title: Secretary

SIGNATURE PAGE TO SEVENTH OMNIBUS AMENDMENT

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as
a Managing Agent

By:	/s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

SIGNATURE PAGE TO SEVENTH OMNIBUS AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
    as Issuing Lender and as a Managing Agent

By:	/s/ Isaac Washington Name: Isaac Washington Title: Vice President

SIGNATURE PAGE TO SEVENTH OMNIBUS AMENDMENT

ROYAL BANK OF CANADA,
as a Managing Agent

By:	/s/ Veronica L. Gallagher Name: Veronica L. Gallagher Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH OMNIBUS AMENDMENT

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Managing Agent

By:	/s/ Eric Williams Name: Eric Williams Title: Managing Director

SIGNATURE PAGE TO SEVENTH OMNIBUS AMENDMENT

SUNTRUST BANK,
as a Managing Agent

By:	/s/ Emily Shields Name: Emily Shields Title: FVP

SIGNATURE PAGE TO SEVENTH OMNIBUS AMENDMENT

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF PERFORMANCE GUARANTOR
The undersigned, Newell Brands Inc., heretofore executed and delivered to the Administrative Agent a Performance Undertaking dated October 3, 2016. The undersigned hereby acknowledges and consents to the Seventh Omnibus Amendment dated as of the date hereof, and confirms that its Performance Undertaking, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Loan Agreement or the Sale Agreement or any of the Facility Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the administrative agent, the Issuing Lender and the Managing Agents are relying on the assurances provided herein in entering into the Amendment set forth above.
Dated As of June 18, 2019.
NEWELL BRANDS INC.

BY:	/s/ Bradford R. Turner NAME: Bradford R. Turner TITLE: Chief Legal and Administrative Officer and Corporate Secretary